Exhibit 10.4

CHEMTURA CORPORATION,

FORMERLY KNOWN AS CROMPTON CORPORATION,

AS SUCCESSOR TO WITCO CORPORATION

FOURTH SUPPLEMENTAL INDENTURE

DATED AS OF JULY 1, 2005

TO THE INDENTURE
DATED AS OF FEBRUARY 1, 1993

MANUFACTURERS AND TRADERS TRUST COMPANY,

AS SUCCESSOR TO THE CHASE MANHATTAN BANK, N.A.,

AS INITIAL TRUSTEE

U.S. BANK NATIONAL ASSOCIATION,

AS SUCCESSOR TO STATE STREET BANK AND TRUST COMPANY

AS SUCCESSOR TO FLEET NATIONAL BANK OF CONNECTICUT,

AS NOTE TRUSTEE

FOURTH SUPPLEMENTAL INDENTURE, dated as of July 1, 2005 (this “Fourth Supplemental Indenture”), by and among CHEMTURA CORPORATION, a Delaware corporation, formerly known as Crompton Corporation, a Delaware corporation, as successor to Witco Corporation, a Delaware corporation (the “Company”), the undersigned GUARANTORS parties hereto (the “Guarantors”), MANUFACTURERS AND TRADERS TRUST COMPANY, as successor to The Chase Manhattan Bank, N.A. (the “Initial Trustee”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly organized under the laws of the United States, as successor to State Street Bank and Trust Company, as successor to Fleet National Bank of Connecticut (the “Note Trustee” and together with the Initial Trustee, the “Trustees”).

WHEREAS, the Company and the Initial Trustee are parties to an indenture, dated as of February 1, 1993 (the “Existing Indenture”), as supplemented by the first supplemental indenture, by and among the Company and the Trustees, dated as of February 1, 1996 (the “First Supplemental Indenture”), the second supplemental indenture by and among the Company and the Trustees, dated as of August 31, 1999 (the “Second Supplemental Indenture”), and the second supplemental indenture between the Company and the Note Trustee, dated as of August 5, 2004 (the “Second Note Supplemental Indenture” and together with the Existing Indenture, the First Supplemental Indenture, and the Second Supplemental Indenture, the “Indenture”), which provides for the issuance of the Company’s senior debt securities to be issued from time to time in one or more series (the “Securities”); and

WHEREAS, pursuant to a definitive merger agreement, dated as of March 8, 2005 (the “Merger Agreement”), between the Company, Great Lakes Chemical Corporation, a Delaware corporation (“Great Lakes”) and Copernicus Merger Corporation, a Delaware corporation and a direct, wholly owned subsidiary of the Company, Great Lakes became a wholly-owned subsidiary of the Company, as of July 1, 2005; and

WHEREAS, certain wholly-owned domestic subsidiaries of the Company have agreed to unconditionally guarantee the Securities (such guarantee, a “Guaranty”) for the benefit of all holders of the Securities (the “Holders”); and

WHEREAS, Section 901 of the Indenture provides that without the consent of any Holder, the Company, when authorized by a Board Resolution, and the Trustees, at any time, may enter into a supplemental indenture to the Indenture, in form satisfactory to the Trustees, to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities; and

WHEREAS, the execution and delivery of this Fourth Supplemental Indenture have been duly authorized by the Company, the Trustees and the Guarantors, and all conditions and requirements necessary to make this Fourth Supplemental Indenture a valid and binding agreement have been duly performed and complied with; and

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, it is mutually covenanted and agreed, for the benefit of all Holders of the Securities, that the amendments and additional provisions be added as follows:

ARTICLE I.

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1.                                   Section 101 of the Indenture is amended to add the following definitions:

“Adjusted Net Assets” of a Guarantor at any date means the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), but excluding liabilities under its Guaranty, of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor at such date exceeds the amount that will be required to pay the probable liability of such Guarantor on its debts (after giving effect to all other fixed and contingent liabilities incurred or assumed on such date), excluding debt in respect of the Guaranty of such Guarantor, as they become absolute and matured.

“Funding Guarantor” means any Guarantor that makes any payment or distribution to a Holder of a Security or to either Trustee under its Guaranty.

“Guaranteed Obligation” means, with respect to any Security, the payment in full of principal of and interest on the Security when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise, and the payment of interest on the overdue principal, if any, and interest on any interest, to the extent lawful, on the Security and the prompt performance of all other obligations of the Company to the Holders or to the Trustees under the Indenture.

ARTICLE II.

GUARANTY

Section 2.1.                                   An Article Fourteen is added to the Indenture as follows:

ARTICLE XIV

Guaranty

Section 1401.                                                                          Guaranty.

(a)                                  Each Guarantor hereby unconditionally guarantees, on a senior unsecured basis jointly and severally, to each Holder of a Security authenticated and delivered by either of the Trustees, and to the Trustees and their successors and assigns, the Securities or the obligations of the Company hereunder or thereunder, that:  (i) the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other obligations of the Company to the Holders or to the Trustees hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 1412.  Each Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof, the recovery of any judgment against the Company, and action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a Guarantor.  Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Guaranty will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture.  If any Holder or either Trustee is required by any court or otherwise to return to the Company, any Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or any Guarantor to such Trustee or such Holder, this Guaranty, to the extent theretofore discharged, shall be reinstated in full force and effect.  Each Guarantor further agrees that, as between each Guarantor, on the one hand, and the Holders and the Trustees, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article Five for the purposes of this Guaranty, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article Five, such obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of this Guaranty.

(b)                                 Each Guarantor understands, agrees and confirms that the Holders may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor or the Company.  This Guaranty is a guaranty of prompt payment and performance and not of collection.

Section 1402.                                                  Severability of the Guaranty.

In case any provision of this Guaranty shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1403.                                                  Liability Of Guarantors Absolute.

The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Company whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation:  (a) any direction as to application of payment by the Company or any other party, (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the

Securities, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Company, (e) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any action or inaction by the Holders as contemplated in Article Five or (g) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

Section 1404.                                                  Obligations of Guarantors Independent.

The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Company, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Company and whether or not any other Guarantor, any other guarantor or the Company be joined in any such action or actions.  Each Guarantor waives (to the fullest extent permitted by applicable law) the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof.  Any payment by the Company or other circumstance which operates to toll any statute of limitations as to the Company shall operate to toll the statute of limitations as to each Guarantor.

Section 1405.                                                  Waivers By Guarantors.

(a)                                  Until all obligations are paid in full, each Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Company that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under its Guaranty and the Indenture, including, without limitation, any right of subrogation, reimbursement, exoneration, indemnification, and any right to participate in any claim or remedy of any Holder against the Company, whether or not such claim, remedy or right arises in equity, or under contract, statute or common law, including, without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.  If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Securities shall not have been paid in full, such amount shall have been deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Holders, and shall, forthwith be paid to the applicable Trustee for the benefit of such Holders to be credited and applied upon the Securities, whether matured or unmatured, in accordance with the terms of this Guaranty and the Indenture.

(b)                                 Each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive each such Guarantor from performing its Guaranty as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of the Indenture; and (to the extent that it may lawfully do so) each such Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustees under the Indenture, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 1406.                                                  Guaranty Enforceable By Trustees.

Notwithstanding anything to the contrary contained elsewhere in this Guaranty, the Holders agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced as to any series of Securities guaranteed hereunder only by the action of the applicable Trustee, in each case acting upon the instructions of the Holders of at least a majority of the aggregate outstanding principal amount of such series of the Securities and that no other Person shall have any right individually to seek to enforce or to enforce this Guaranty, it being understood and agreed that such rights and remedies may be exercised by the applicable Trustee for the benefit of the Holders upon the terms of this Guaranty.  The Holders further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).

Section 1407.                                                  Benefit and Binding Effect of Guaranty.

This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Holders and their successors and assigns.

Section 1408.                                                  Amendments to Guaranty; Waivers to Guaranty.

Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released).

Section 1409.                                                  Notice to Guarantors.

Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the Guarantors shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to any Guarantor shall not be effective until received by such Guarantor.  All notices and other communications shall be in writing and addressed to such party at 199 Benson Road, Middlebury, Connecticut, 06762; or in any case at such other address as any of the Guarantors may hereafter notify the others parties hereto in writing.

Section 1410.                                                  Release of Guarantors.

(a)                                  The Guaranty of a Guarantor will be automatically and unconditionally released without any action on the part of the Holders or the Trustees:  (1) in connection with any sale or other disposition of all or substantially all of the assets of that Guarantor (including, without limitation, by way of merger or consolidation); or (2) in connection with any sale of all of the Capital Stock of that Guarantor.

(b)                                 The Guaranty of a Guarantor will be automatically and unconditionally released as to any series of Securities without any action on the part of the Holders or the Trustees upon the payment in full of such series of Securities.

(c)                                  Concurrently with any Defeasance or Covenant Defeasance, pursuant to Article Thirteen, the Guarantors shall be released from all of their obligations under their respective applicable Guaranty.

(d)                                 If at any time any of the Guarantors under this Guaranty that also is a guarantor of the Company’s 9 7/8% Notes due 2012 or Senior Floating Rate Notes due 2010 (together, the “Chemtura Notes”) ceases to be a guarantor of the Chemtura Notes, which includes upon the repayment or redemption of the Chemtura Notes, this Guaranty will also be automatically and unconditionally released as to such Guarantor or Guarantors without any action on the part of the Holders or the Trustee.

(e)                                  The Trustees shall deliver an appropriate instrument evidencing any release of a Guarantor upon receipt of a request by the Company accompanied by an Officers’ Certificate and Opinion of Counsel certifying as to the compliance with this Section 1410.

Section 1411.                                                  Contribution by Guarantors.

In order to provide for just and equitable contribution among the Guarantors, the Guarantors agree, inter se, that in the event any payment or distribution is made by any Funding Guarantor under its Guaranty, such Funding Guarantor shall be entitled to a contribution from all other Guarantors in a pro rata amount based on the Adjusted Net Assets of each Guarantor (including the Funding Guarantor) for all payments, damages and expenses incurred by that Funding Guarantor in discharging the Company’s obligations with respect to the Securities or any other Guarantor’s obligations with respect to its Guaranty.

Section 1412.                                                  Limitation on Guarantors’ Liability.

Each Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the Guaranty by such Guarantor pursuant to its Guaranty not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar Federal or state law.  To effectuate the foregoing intention, the Holders and such Guarantor hereby irrevocably agree that the obligations of such Guarantor under its Guaranty shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guaranty or pursuant to Section 1411, result in the obligations of such Guarantor under the Guaranty not constituting such fraudulent transfer or conveyance.

Section 1413.                                                  Payments by Guarantors.

All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

Section 1414.                                                  Additional Guarantors.

It is understood and agreed that any present or future Subsidiary of the Company that after the date hereof becomes a Guarantor and guarantees the Securities shall become a Guarantor by executing and delivering to the Trustees a supplemental indenture pursuant to which such Subsidiary shall unconditionally guarantee all of the Company’s obligations under the Securities issued under the Indenture on the terms set forth in this Fourth Supplemental Indenture and taking all actions as specified in this Guaranty as would have been taken by such Guarantor had it been an original party to this Fourth Supplemental Indenture, in each case with all documents and actions required to be taken above to the reasonable satisfaction of the Trustees.

ARTICLE III.

MISCELLANEOUS

Section 3.1.  The Trustees accept the trusts created by the Indenture, as amended and supplemented by this Fourth Supplemental Indenture, and agree to perform the same upon the terms and conditions of the Indenture, as amended and supplemented by this Fourth Supplemental Indenture.

Section 3.2.  All capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Indenture.

Section 3.3.  Upon execution and delivery of this Fourth Supplemental Indenture, the terms and conditions of this Fourth Supplemental Indenture shall be part of the terms and conditions of the Indenture for any and all purposes, and all the terms and conditions of both shall be read together as though they constitute one and the same instrument, except that in case of conflict, the provisions of this Fourth Supplemental Indenture will control.

Section 3.4.  Each of the Company and the Trustees hereby confirms and reaffirms the Indenture in every particular except as amended and supplemented by this Fourth Supplemental Indenture.

Section 3.5.  All covenants and agreements in this Fourth Supplemental Indenture by the Company, the Guarantors or the Trustees shall bind their respective successors and assigns, whether so expressed or not.

Section 3.6.  In case any provisions in this Fourth Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.7.  Nothing in this Fourth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto and their successors under the Indenture and the Holders of the Securities, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 3.8.  The parties may sign any number of copies of this Fourth Supplemental Indenture.  Each signed copy shall be an original, but all of them together shall represent the same agreement.  One signed copy is enough to prove this Fourth Supplemental Indenture.

Section 3.9.  This Fourth Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.  Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Fourth Supplemental Indenture.

Section 3.10.  All provisions of this Fourth Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as amended and supplemented by this Fourth Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 3.11.  The recitals contained herein shall be taken as the statements of the Company and the Guarantors, and the Trustees assume no responsibility for their correctness.  The Trustees shall not be liable or responsible for the validity or sufficiency of this Fourth Supplemental Indenture or the due authorization of this Fourth Supplemental Indenture by the Company or the Guarantors.  In entering into this Fourth Supplemental Indenture, the Trustees shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustees, whether or not elsewhere herein so provided.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first written above.

CHEMTURA CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Vice President and Treasurer

GREAT LAKES CHEMICAL CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

A & M CLEANING PRODUCTS, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

AQUA CLEAR INDUSTRIES, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ASCK, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ASEPSIS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIOLAB SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIOLAB TEXTILE ADDITIVES, LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

BIO-LAB, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

CNK CHEMICAL REALTY CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

CROMPTON COLORS INCORPORATED

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

CROMPTON EUROPE FINANCIAL SERVICES COMPANY

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Vice President and Treasurer

CROMPTON HOLDING CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Vice President and Treasurer

CROMPTON MANUFACTURING COMPANY, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Vice President and Treasurer

CROMPTON MONOCHEM, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GLK SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GREAT LAKES CHEMICAL GLOBAL, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

GT SEED TREATMENT, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

HOMECARE LABS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

ISCI, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

KEM MANUFACTURING CORPORATION

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

MONOCHEM, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

NAUGATUCK TREATMENT COMPANY

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

PABU SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

PCBU SERVICES, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

RECREATIONAL WATER PRODUCTS, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

UNIROYAL CHEMICAL COMPANY, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

UNIROYAL CHEMICAL COMPANY LIMITED (DELAWARE)

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

WEBER CITY ROAD LLC

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

WRL OF INDIANA, INC.

By:	/s/ Eric C. Wisnefsky
Name: Eric C. Wisnefsky
Title: Treasurer

U.S. BANK NATIONAL ASSOCIATION,
as Note Trustee

By:	/s/ Arthur L. Blakeslee
	Name:	Arthur L. Blakeslee
	Title:	Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Initial Trustee

By:	/s/ Jay Smith
	Name:	Jay Smith
	Title:	Vice President